[NEWCOURT LOGO]


Indenture Trustee
State Street Bank & Trust Company
777 Main Street, 11th Floor
Hartford, CT 06115

Re: Newcourt Receivables Asset Trust, Series 1996-1
Re: Newcourt Receivables Asset Trust, Series 1996-2
Re: Newcourt Receivables Asset Trust, Series 1996-3

1. The Monthly Servicer Certificate for the Collection Period ended January 31, 1999 accurately reflects the Collections made during this reporting period in accordance with the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

2. Newcourt Credit Group Inc., as Servicer, has complied with all of the covenants and other requirements contained in the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

3. No Event of Default or Restricting Event has occurred during the reporting period and none is continuing as at the end of the reporting period.

Dated at Toronto, Ontario this 17th day of February, 1999.

Newcourt Credit Group Inc.,
as Servicer



By: /s/ Brian McLean
    -----------------------------------
    Brian McLean
    Director, Securitizations

cc. Issuer Trustee, Chemical Bank Delaware
    Underwriter, First Union Capital Markets Group
    Standard & Poor's

                                                                                                                      January 1999

Newcourt Receivables Asset Trust                                                                                      Master Trust
Monthly Servicer Certificate -- Accounts                               Collection      Reserve      Cash Collateral   Distribution
                                                                         Account       Account          Account         Account
----------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances                                                    0.00   1,218,994.64      913,859.51             0.00
Investment Earnings                                                      27,098.31       5,826.30        3,996.10
Deposit to Collections                                                        0.00                           0.00
Withdraw in Excess of Required Balance                                                                 (11,720.34)

COLLECTION ACCOUNT

Collections [4.3 a]                                                  11,367,185.97
Add: Servicer Advances [4.3 b]                                          252,736.92
Add: Liquidation Proceeds from Servicer                                       0.00
Less: Collections to reimburse Servicer Advances [4.3 c]             (1,289,344.92)

Less: Investment Earnings to Newcourt [4.2 e]                           (27,098.31)     (5,826.30)      (3,996.10)
----------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT                                                    (10,330,577.97)                                  10,330,577.97

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]                             0.00                                            0.00
 (B)     Servicing Fee [4.3 d ii]                                       (60,949.73)                                      60,949.73
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]                      0.00                                            0.00
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]                                                  10,269,628.24
     (1) Class A Interest [4.3 d iv A]                                 (546,109.21)
     (2) Class B Interest [4.3 d iv B]                                  (66,475.81)
     (3) Class A Principal [4.3 d iv C]                              (9,288,841.12)
     (4) Deposit Reserve Account [4.3 d iv D]                                 0.00           0.00
         Repayment Newcourt Advance                                           0.00     (95,752.45)
     (5) Class C Interest [4.3 d iv E]                                  (81,798.09)
     (6) Class B Principal [4.3 d iv F]                                (143,202.00)
     (7) Class C Principal [4.3 d iv G]                                (143,202.00)
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                   0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                   0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                             0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                   0.00

         Subtotal                                                             0.00

Distributions to Noteholders                                        (10,330,577.96)                                     60,949.73

Ending Balance                                                                0.00   1,123,242.19     902,139.17             0.00

Newcourt Receivables Asset Trust
Monthly Servicer Certificate -- Accounts                                                                          January 1999

                                                                            Series 1996-1      Series 1996-2     Series 1996-3
------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances
Investment Earnings
Deposit to Collections
Withdraw in Excess of Required Balance

COLLECTION ACCOUNT

Collections [4.3 a]
Add: Servicer Advances [4.3 b]
Add: Liquidation Proceeds from Servicer
Less: Collections to reimburse Servicer Advances [4.3 c]

Less: Investment Earnings to Newcourt [4.2 e]
------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]
 (B)     Servicing Fee [4.3 d ii]
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]          1,330,139.56       5,025,517.96      3,913,970.72
     (1) Class A Interest [4.3 d iv A]                                          97,159.95         201,867.99        247,081.27
     (2) Class B Interest [4.3 d iv B]                                          14,989.32          24,395.79         27,090.70
     (3) Class A Principal [4.3 d iv C]                                      1,610,613.23       3,694,106.50      3,984,121.39
     (4) Deposit Reserve Account [4.3 d iv D]                                        0.00               0.00              0.00
         Repayment Newcourt Advance
     (5) Class C Interest [4.3 d iv E]                                          18,015.05          29,831.45         33,951.59
     (6) Class B Principal [4.3 d iv F]                                         27,578.86          60,085.52         55,537.62
     (7) Class C Principal [4.3 d iv G]                                         27,578.86          60,085.52         55,537.62
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                          0.00               0.00              0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                          0.00               0.00              0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                                    0.00               0.00              0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                          0.00               0.00              0.00

         Subtotal

Distributions to Noteholders                                                 1,795,935.27       4,070,372.77      4,403,320.19

Ending Balance

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                              January 1999

Prior Month's Series ADCB Reconciliation                                    SERIES 1996-1      SERIES 1996-2      SERIES 1996-3
----------------------------------------                                    -------------      --------------     --------------
    Previous Period Current Month Series ADCB                               22,645,311.07       44,486,265.36      58,853,744.01
    Less: Previous Period's Prepayments                                        606,749.37        1,292,658.96       1,723,068.12
    Less: Previous Period's Defaults                                            89,964.06          167,584.56         205,831.09

    Prior Month Series ADCB (reported this period)                          21,948,597.64       43,026,021.84      56,924,844.80

Class A Interest Schedule                                                   SERIES 1996-1      SERIES 1996-2      SERIES 1996-3
-------------------------                                                   -------------      --------------     --------------
    Opening Class A Principal Balance                                       17,171,125.77       35,260,784.41      47,515,628.48
    Class A Interest Rate                                                           6.79%               6.87%              6.24%
    30/360* Class A Interest Rate                                                   0.57%               0.57%              0.52%
    Current Class A Interest Distribution                                       97,159.95          201,867.99         247,081.27
    Prior Class A Interest Arrearage                                                 0.00                0.00               0.00

    Class A Interest Due                                                        97,159.95          201,867.99         247,081.27

Class A Principal Schedule                                                  SERIES 1996-1      SERIES 1996-2      SERIES 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class A Principal Balance                                       17,171,125.77       35,260,784.41      47,515,628.48
    Prior Months Series ADCB                                                21,948,597.64       43,026,021.84      56,924,844.80
    Current Months Series ADCB                                              21,259,126.03       41,523,883.86      55,536,404.25
                                                                            -------------      --------------     --------------
                                                  Difference                   689,471.61        1,502,137.98       1,388,440.55
                                                  Class A Share                    92.00%              92.00%             92.00%
                                                  Scheduled Principal Due      634,313.88        1,381,966.94       1,277,365.31

    Current Prepayments                                                        902,828.44        2,159,946.02       2,499,940.18
    Current Defaults                                                            73,470.91          152,193.54         206,815.90

                                                  Class A Total Due          1,610,613.23        3,694,106.50       3,984,121.39

    Prior Class A Arrearage                                                          0.00                0.00               0.00

    Class A Principal Due                                                    1,610,613.23        3,694,106.50       3,984,121.39

    Class A Principal Distribution                                           1,610,613.23        3,694,106.50       3,984,121.39

    Current Class A Arrearage                                                        0.00                0.00               0.00

    Interim Class A Principal Balance after Current Distribution            15,560,512.54       31,566,677.91      43,531,507.09

    Accelerated Class A Distribution Amount                                          0.00                0.00               0.00

    Ending Class A Principal Balance after Current Distribution             15,560,512.54       31,566,677.91      43,531,507.09

Class B Interest Schedule                                                   SERIES 1996-1      SERIES 1996-2      SERIES 1996-3
--------------------------                                                  -------------      --------------     --------------

    Opening Class B Principal Balance                                        2,388,735.79        3,882,618.64       4,704,608.18
    Class B Interest Rate                                                           7.53%               7.54%              6.91%
    30/360*Class B Interest Rate                                                    0.63%               0.63%              0.58%
    Current Class B Interest Distribution                                       14,989.32           24,395.79          27,090.70
    Prior Class B Interest Arrearage                                                 0.00                0.00               0.00

    Class B Interest Due                                                        14,989.32           24,395.79          27,090.70

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                              January 1999

Class B Principal Schedule                                                  SERIES 1996-1      SERIES 1996-2      SERIES 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class B Principal Balance                                        2,388,735.79        3,882,618.64       4,704,608.18
    Prior Months Series ADCB                                                21,948,597.64       43,026,021.84      56,924,844.80
    Current Months Series ADCB                                              21,259,126.03       41,523,883.86      55,536,404.25
                                                                            -------------      --------------     --------------
                                                  Difference                   689,471.61        1,502,137.98       1,388,440.55
                                                  Class B Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       27,578.86           60,085.52          55,537.62

    Current Prepayments                                                              0.00                0.00               0.00
    Current Defaults                                                                 0.00                0.00               0.00

                                                  Class B Total Due             27,578.86           60,085.52          55,537.62

    Prior Class B Arrearage                                                          0.00                0.00               0.00

    Class B Principal Due                                                       27,578.86           60,085.52          55,537.62

    Class B Principal Distribution                                              27,578.86           60,085.52          55,537.62

    Current Class B Arrearage                                                        0.00                0.00               0.00

    Interim Class B Principal Balance after Current Distribution             2,361,156.93        3,822,533.12       4,649,070.56

    Accelerated Class B Distribution Amount                                          0.00                0.00               0.00

    Ending Class B Principal Balance after Current Distribution              2,361,156.93        3,822,533.12       4,649,070.56

Class C Interest Schedule
-------------------------
    Opening Class C Principal Balance                                        2,388,735.79        3,882,618.64       4,704,608.18
    Class C Interest Rate                                                           9.05%               9.22%              8.66%
    30/360* Class C Interest Rate                                                   0.75%               0.77%              0.72%
    Current Class C Interest Distribution                                       18,015.05           29,831.45          33,951.59
    Prior Class C Interest Arrearage                                                 0.00                0.00               0.00
    Class C Default Rate                                                           10.05%              10.22%              9.66%
    30/360* Class C Interest Default Rate                                           0.84%               0.85%              0.81%
    Interest on Interest Arrearage                                                   0.00                0.00               0.00

    Class C Interest Due                                                        18,015,05           29,831.45          33,951.59

    Class C Interest Paid                                                       18,015.05           29,831.45          33,951.59
    Class C Interest Arrearage                                                       0.00                0.00               0.00

Class C Principal Schedule
--------------------------
    Opening Class C Principal Balance                                        2,388,735.79        3,882,618.64       4,704,608.18
    Prior Months Series ADCB                                                21,948,597.64       43,026,021.84      56,924,844.80
    Current Months Series ADCB                                              21,259,126.03       41,523,883.86      55,536,404.25
                                                                            -------------      --------------     --------------
                                                  Difference                   689,471.61        1,502,137.98       1,388,440.55
                                                  Class C Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       27,578.86           60,085.52          55,537.62
    Prior Class C Arrearage                                                          0.00                0.00               0.00

    Class C Principal Due                                                       27,578.86           60,085.52          55,537.62

    Class C Principal Distribution                                              27,578.86           60,085.52          55,537.62

    Current Class C Arrearage                                                        0.00                0.00               0.00

    Interim Class C Principal Balance after Current Distribution             2,361,156.93        3,822,533.12       4,649,070.56

    Accelerated Class C Distribution Amount                                          0.00                0.00               0.00

    Ending Class C Principal Balance after Current Distribution              2,361,156.93        3,822,533.12       4,649,070.56

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules                            January 1999



Servicing Fee Schedule
----------------------
    Contract Pool ADCB                                                     121,899,464.28
    Servicing Rate                                                                  0.60%
    Monthly Servicing Rate                                                          0.05%
    Prior Servicing Fee Arrearage                                                    0.00
    Current Servicer Fee                                                        60,949.73
    Servicer Fee Due                                                            60,949.73
    Current Servicing Fee Arrearage                                                  0.00



Reserve Account Schedule                               Reserve Account      Series 1996-1      Series 1996-2      Series 1996-3
-------------------------                              ---------------      -------------      --------------     --------------
    Prior Month Balance                                   1,218,994.64
    Series ADCB                                         112,324,219.15
    Required Balance (Series ADCB* 1.00%)                 1,123,242.19
    Current Period Draw on Reserve                                0.00
    Required Deposit to Reserve Account                                              0.00                0.00               0.00
    Actual Deposit to Reserve Account                                                0.00                0.00               0.00
    Newcourt Advance Released from Reserve Account          (95,752.45)
    Ending Reserve Account Balance                        1,123,242.19
                                                        ---------------


Cash Collateral Account Schedule
--------------------------------
    Prior Month Balance                                     913,859.51
    Required Balance                                        902,139.17
    Withdraw from Cash Collateral Account                   (11,720.34)

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events                 January 1999

Restricting Event Calculations


   (1)  Event of Default under the Servicing Agreement (Yes/No)      no

        (a) ADCB Delinquencies
            3 Month Rolling Avg. ADCB                            122,304,793

            Delinquency Ratio                                          0.66%

            Maximum Delinquency Ratio                                  2.00%

        (b) Annualized ADCB Defaulted Contracts Ratio                  0.16%

            Maximum Default Ratio                                      1.00%

        (c) Reserve plus APB Subordination                            no

        (d) Restricting Event under any Indenture                     no


Portfolio Performance Tests


                                               1 month prior  2 months prior  3 months prior  4 months prior  5 months prior
                                      Current:    (yes/no)       (yes/no)        (yes/no)        (yes/no)        (yes/no)
                 Event of Default:      no          no             no              no              no              no




                                                                Monthly     Weighted
Delinquencies                     Delinquencies     ADCB      Delinquency    Average
                                  -------------     ----      -----------   ---------
              0
                   2 months prior    997,812     132,690,695      0.75%      0.27%
                   1 month prior     709,310     121,899,464      0.58%      0.19%
                   Current           728,636     112,324,219      0.65%      0.20%
                                                                  -----      -----
                                                                  0.66%      0.66%


                                    Delinquency Ratio:            0.66%
                                    Maximum Delinquency Ratio:    2.00%


                                                               Monthly
Charge-Offs                         Charge-Offs     ADCB       Defaults
                                    -----------     ----       --------
             0
                   5 months prior      12,204    162,136,387     0.01%
                   4 months prior      26,387    150,963,762     0.02%
                   3 months prior      80,630    141,652,294     0.06%
                   2 months prior      11,378    132,690,695     0.01%
                   1 month prior        7,229    121,899,464     0.01%
                   Current            (31,070)   112,324,219    -0.03%
                                      -------  -------------     -----
                                      106,758    821,666,821     0.01%


                   Average ADCB                              136,944,470
                   Annualized Maximum Charge-Off Ratio:            1.00%
                                                             -----------
                   1% of Averge ADCB                           1,369,445
                   Sum of Charge-Offs *2                         213,516
                   Annualized Charge-Off Ratio:                    0.16%

Series 1996-1 Enhancement Floor
             0
                   Enhancement Floor                           2,925,889

                   Amounts on deposit in Reserve Account       1,123,242
                   Series Allocation Percentage                   12.95%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                          4,722,314
                                                               ---------
                                                               4,867,798
Series 1996-2 Enhancement Floor
             0
                   Enhancement Floor                           4,152,983

                   Amounts on deposit in the Reserve Account   1,123,242
                   Series Allocation Percentage                   48.94%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                          7,645,066
                                                               ---------
                                                               8,194,733
Series 1996-3 Enhancement Floor
             0
                   Enhancement Floor                           4,602,054

                   Amounts on deposit in the Reserve Account   1,123,242
                   Series Allocation Percentage                   38.11%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                          9,298,141
                                                              ----------
                                                               9,726,232

Newcourt Receivables Asset Trust                               January 1999
Monthly Servicer Certificate - Certificate Schedules

CERTIFICATE FACTORS

                                           Series 1996-1  Series 1996-2 Series 1996-3

                                  CUSIP#     #65118YAA5     #65118YAD9    #65118YAG2
         Class A
         --------
  Current A Balance                          15,560,513      31,566,678    43,531,507
  Initial A Balance                         119,656,814     169,810,862   188,172,873

  Certificate Factor:                       0.130042845     0.185893161   0.231337846
  Principal Factor (per thousand):         13.460271723    21.754241468  21.172665998
  Interest Factor (per thousand):           0.811988442     1.188781374   1.313054672

                                  CUSIP#     #65118YAB3     #651184AE7    #65118YAH0
         Class B
         --------

  Current B Balance                           2,361,157       3,822,533     4,649,071
  Initial B Balance                           5,202,470       7,383,081     8,181,429


  Certificate Factor:                       0.453853060     0.517742273   0.568246765
  Principal Factor (per thousand):          5.301108896     8.138271852   6.788254228
  Interest Factor (per thousand):           2.881192972     3.304283146   3.311243060


                                  CUSIP#     #65118YAC1     #651184AF4    #65118YAJ6
         Class C
         --------

  Current C Balance                           2,361,157       3,822,533     4,649,071
  Initial C Balance                           5,202,470       7,383,081     8,181,429

  Certificate Factor:                       0.453853060     0.517742273   0.568246765
  Principal Factor (per thousand):          5.301108896     8.138271852   6.788254228
  Interest Factor (per thousand):           3.462787868     4.040515083   4.149836172


DELINQUENCIES

                                                      Monthly
                       Delinquencies     ADCB      Delinquencies
                       -------------     ----      -------------
  Current              107,812,445    112,324,219     95.98%
  31-60 Days Past Due    3,783,138    112,324,219      3.37%
  61-90 Days Past Due      728,636    112,324,219      0.65%
